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                                                                   EXHIBIT 10.14
                                                                   -------------



                              EMPLOYMENT AGREEMENT
                              --------------------

     THIS EMPLOYMENT AGREEMENT (this "Agreement") is made as of February 20, 1996 between UNITED NATURAL FOODS, INC., a Delaware corporation (F/K/A Cornucopia Natural Foods, Inc.) (the "Company"), and MOUNTAIN PEOPLE'S WAREHOUSE INCORPORATED, a California corporation ("MPW"), and MICHAEL S. FUNK ("Funk").

RECITALS:

     A. MPW is a distributor of natural foods and products with operations primarily in the Western United States. The Company, through its Cornucopia Natural Foods division, is a distributor and retailer of natural foods and products with operations primarily in the Eastern United States. The Company also distributes natural foods and products in Colorado through its Rainbow division, which is located in Denver, Colorado ("Rainbow").

     B. Funk is the founder and President and was the sole owner of MPW. Pursuant to a Stock Acquisition Agreement and Plan of Merger dated as of December 8, 1995, effective on the date first above written, the Company has acquired by merger all of the issued and outstanding capital stock of MPW in exchange for common stock of the Company.

     C. The Company and Funk desire that MPW shall be operated independently from the Cornucopia division of the Company and that Funk shall serve as President and a Director of MPW and as Executive Vice President and Vice Chairman of the Company on the terms and conditions provided in this Agreement.

     NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

     1.   Employment.
          ----------

     (a) MPW hereby employees Funk as President of MPW for the Term (as defined in Section 2 below).

     (b) The Company, as sole shareholder of MPW, hereby agrees that the number of Directors of MPW shall be fixed at two (2) during the Term and that Funk shall be elected as one (1) of the two (2) Directors of MPW during the Term.

     (c) The Company hereby employs Funk as Executive Vice President of the Company and appoints Funk as Vice Chairman of the Board of Directors of the Company during the Term.
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     (d)  Upon the designation by the Board of Directors of the Company of a
Compensation Committee consisting of members of the Board, Funk shall be appointed Chairman of such Committee for a term ending on the third anniversary of his appointment. Funk may decline to serve of such Committee or may resign therefrom at any time without reduction of compensation or benefits to which he is entitled under this Agreement.

     2.   Term.
          ----

     (a) The term of this Agreement shall commence on the date first above written and shall continue through December 31, 2000, unless earlier terminated as hereinafter provided in this Agreement (the term of employment is referred to as the "Term").

     (b) The Term may be extended by Funk until December 31, 2005 by written notice of such extension from Funk to the Company at least ninety (90) days before the expiration of the original term set forth in Section 2(a).

     3.   Power, Authority and Duties.
          ---------------------------

     (a) As President of MPW, Funk shall act as chief executive officer of MPW and shall have the duties, responsibility and authority consistent with such position. Funk shall have the responsibility of managing and directing the business of MPW and its subsidiaries, including such of its operations as may be started, acquired or formed after the date of this Agreement. It is the intention of the Company to cause the operations of Rainbow to be transferred to MPW.

     (b) The extent reasonably practicable and as permitted under applicable laws and regulations, it is the intention of the Company that MPW be operated as an independent subsidiary or division of the Company and in a manner consistent with the operations of MPW prior to the date hereof.

     (c) Funk shall regularly meet and confer with the President of the Company and its directors with regard to the operations of MPW, its subsidiaries and divisions. Funk shall provide the Company with yearly, monthly and quarterly budgets for MPW, showing, among other things, its projected working capital requirements for the budget period. The budget shall be subject to the Company's reasonable approval. The Company shall use reasonable efforts, consistent with the best interests of the Company as a whole, to provide MPW with the working capital specified in such budget.

     (d) The exercise by Funk of his duties and responsibilities shall be subject to such direction, management and review by the Board of Directors of the Company as

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may be required in order to carry out its fiduciary duties and obligations and those required by applicable laws.

     4.   Extent of Services.
          ------------------

     Funk shall devote substantially all of his time and effort to the management and direction of the affairs of MPW and the Company and its subsidiaries and shall not engage in any other employment or activity without the prior written consent of the Board of Directors of the Company. Funk shall be free to conduct such reasonable activities as are related to the management of his personal finances without the prior written consent of the Board of Directors of the Company. Funk shall be permitted to continue to act as an officer and director of MP Wine Distribution, Inc., a California corporation ("MP Wine"), provided the same does not interfere with the performance of his
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duties hereunder and provided MP Wine shall engage only in the distribution and
                     --------
sale of wine and alcoholic beverages.

     5.   Compensation.
          ------------

     In consideration of the services to be performed by Funk for MPW and the Company as hereinabove provided, MPW shall pay to Funk, as compensation for his employment, base compensation at least equal to that paid to the President of the Company and bonuses and other additional compensation so that Funk's total annual compensation is at least equal to 90% of the total annual compensation paid to the President of the Company. Base compensation shall be paid to Funk at least bi-weekly. In no event shall Funk's annual base compensation be less than One Hundred Thirty Thousand Dollars ($130,000).

     6.   Additional Benefits.
          -------------------

     In addition to compensation payable to Funk, as provided above, Funk shall be entitled to participate in any and all pension plans, profit sharing plans, stock option plans, retirement programs, life insurance programs, health insurance programs and any other Company or MPW benefit programs which the Company or MPW, from time to time, shall offer generally to its executive officers. In addition, Funk shall receive automobile allowances, vacation and similar benefits available to the Company's executive officers. The Company shall cause MPW, during the Term, to continue to provide Funk with a life
insurance policy in the amount and on the basis    provided immediately prior to
the date hereof. The Company shall cause MPW to reimburse Funk for all necessary disbursements and out-of-pocket expenses incurred by him in connection with the performance of his duties under the terms of this Agreement during the term in accordance with applicable policies of the Company. The Company shall cause MPW also to reimburse Funk for membership in social and civic organizations approved by the Board of Directors of the Company.


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     7.   Termination.
          -----------

     This Agreement may be terminated under Sections 7(a) through 7(d). In the event of such termination, Funk shall be released from all obligations under this Agreement, except obligations under Sections 7 and 8.

     (a)  Early Termination by the Company for Cause:  This Agreement may be
          ------------------------------------------
terminated for cause by the Company upon written notice to Funk, and Funk shall not be entitled to receive compensation or other benefits for any period after termination for Cause. Termination by the Company of Funk's employment for "Cause" shall mean termination upon (i) the willful and continued failure by Funk to substantially perform his duties with MPW (other than any such failure resulting from Funk's incapacity due to physical or mental illness) after a written demand for substantial performance is delivered to Funk by the Board of the Company, which demand specifically identifies the manner in which the Board of the Company believes that Funk has not substantially performed his duties, and Funk's failure to take action to correct the deficiencies identified in such notice within thirty (30) days after receipt thereof, or (ii) Funk shall have been adjudged guilty by a court of competent jurisdiction of any act or acts of dishonesty constituting a felony or (iii) Funk shall have given aid to a competitor of the Company or any of its subsidiaries to the material detriment of the Company. In the event Funk's employment is terminated pursuant to this subsection (a), Funk's base compensation and, to the extent permitted under the various employee benefit plans and programs, the additional compensation and benefits to which Funk may be entitled for the then current year will be prorated as of, and will terminate upon, the date specified in the foregoing written notice to Funk.

     (b)  Early Termination by Funk:  This Agreement may be terminated by Funk
          -------------------------
upon ninety (90) days' prior written notice to the Company and in the event of such termination under this Section 7(b), he shall be entitled to compensation and benefits otherwise provided in this Agreement to the date of termination together with any bonus prorated to the date of termination.

     (c)  Early Termination upon Disability: If Funk becomes disabled during the
          ---------------------------------
Term because of physical or mental disability so that he is unable to perform his duties hereunder, the Company may at its option terminate this Agreement. In the event of termination under this Section 7(c), Funk shall be entitled to the salary as provided in Section 7(a) of this Agreement and to any bonus prorated to the date of termination.

     (d)  Death During Employment.  If Funk dies during the Term, this Agreement
          -----------------------
shall terminate, and the Company shall pay to the estate of Funk base compensation to the date of death, any bonus prorated to the date of death and shall make payments provided for in Section 8(d). In addition, in the event Funk


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predeceases Norman A. Cloutier within three (3) years of the date hereof and prior to the completion of an initial public offering of the common stock of the Company, the Company shall pay to the widow of Funk a monthly death benefit equal to (i) 2.9 times the then annual base compensation of Funk divided by (ii) twelve (12), such amount to be paid monthly until the earlier of fifteen (15) months from the date of Funk's death or the sale of all of the capital stock of the Company and beneficially or of record by Funk at the date of his death.

     8.   Non-Competition.
          ---------------

     (a) During the Term of this Agreement (as the same may be extended) and for a period of three (3) years after termination of his employment, Funk shall not, directly or indirectly, either as an employee, employer, consultant, agent, principal, partner, stockholder, corporate officer, director, or in any other individual or representative capacity, engage or participate in (i) any wholesale distribution business that is in competition with the wholesale distribution business of the Company or MPW or any of its subsidiaries or affiliates as now conducted or in the future during the term conducted or planned, or (ii) any retail business that is in competition with any retail operations of the Company or its subsidiaries as now conducted or in the future during the term conducted or planned and has a location within fifteen (15) miles from a retail store now owned by the Company or its subsidiaries or planned or acquired during the term, provided, however, that Funk's management
                                     --------  -------
and ownership of MP Wine shall not be deemed a breach of this covenant unless MP Wine distributes products east of the Mississippi River or unless MP Wine engages in a business other than the distribution and sale of wine and alcoholic beverages. For purposes hereof, "affiliate" means a company controlling, controlled by or under common control with the Company.

     (b) During the Term of this Agreement, Funk shall not divert, take away, interfere with or attempt to take away any present or future employee or customer of the Company or MPW or any of its subsidiaries or affiliates.

     (c) In the event that the provisions of this Section 8 shall ever be deemed to exceed the time or geographic limitations or any other limitations permitted by applicable law, then such provisions shall be deemed reformed to the maximum permitted by applicable law. Funk acknowledges and agrees that the foregoing covenant is an essential element of this Agreement and that, but for the agreement of Funk to comply with the covenant, the Company would not have entered into this Agreement, and that the remedy at law for any breach of the covenant will be inadequate and the Company or MPW, in addition to any other relief available to it, shall be entitled to temporary and permanent injunctive relief without the necessity of proving actual damage.


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     9.   Confidential Information.
          ------------------------

     (a) The parties acknowledge and agree that during the Term of this Agreement and in the course of the discharge of his duties hereunder, Funk shall have access to and become acquainted with information concerning the operation of the Company or MPW, including without limitation, customer lists, patents, inventions, copyrights, methods of doing business, and proprietary information that is owned by the Company or MPW and regularly used in the operation of the Company's or MPW's business and that this information constitutes the Company's or MPW's trade secrets.

     (b) Funk agrees that he shall not disclose any such trade secrets, directly or indirectly, to any other person or use them in any way, either during the Term of this Agreement or at any other time thereafter, except as is
(i) required in the course of his employment with the Company or MPW; (ii) in the public domain; (iii) acquired prior to the discussions concerning the acquisition of MPW by the Company; (iv) required to be disclosed in litigation or to governmental authorities; or (v) acquired from third parties without knowledge of any confidentiality obligation.

     (c) Funk further agrees that all files, records, documents, equipment, and similar items relating to the Company's or MPW's business, whether prepared by Funk or others, are and shall remain exclusively the property of the Company or MPW and that they shall be removed from the premises of the Company or MPW only as it necessary in the ordinary conduct of business.

     (d) Funk specifically acknowledges and agrees that the remedy at law for any breach of the foregoing shall be inadequate and that the Company or MPW, in addition to any other relief available to them, shall be entitled to temporary and permanent injunctive relief without the necessity of proving actual damage.

     10.  Corporate Opportunities.
          -----------------------

     During Funk's employment with the Company or MPW, Funk shall not take any action which might divert from the Company or MPW or any of its subsidiaries or affiliates any opportunity which would be within the scope of any of the present or future businesses of the Company or MPW or any of its subsidiaries or affiliates.

     11.  General.
          -------

     This Agreement is further governed by the following provisions:

     (a)  Entire Agreement:  This Agreement supersedes any and all other
          ----------------
agreements, either oral or in writing, among the parties hereto with respect to the employment of Funk by the Company or MPW and contains all of the covenants and


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agreements among the parties with respect to such employment.  Any modification, waiver or amendment of this Agreement will be effective only if it is in writing and signed by the party to be charged.

     (b)  Waiver:  Any waiver by any party of a breach of any provision of this
          ------
Agreement shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Agreement. The failure of a party to insist upon strict adherence to any term of this Agreement on one or more occasions shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Agreement.

     (c)  Choice of Law:  This Agreement shall be governed by and construed in
          -------------
accordance with the laws of the State of Delaware.

     (d)  Binding Effect of Agreement: This Agreement shall inure to the benefit
          ---------------------------
of and be binding upon the Company and MPW, and their respective successors and assigns, including without limitation, any person, partnership, corporation or other business entity which may acquire all or substantially all of the Company's or MPW's assets and business, or with or into which the Company or MPW may be consolidated, merged or otherwise reorganized, and this provision shall apply in the event of any subsequent merger, consolidation, reorganization, or transfer. The provisions of this Agreement shall be binding upon and inure to the benefit of Funk and his heirs and personal representatives. The rights and obligations of Funk under this Agreement shall not be transferrable by assignment or otherwise, such rights shall not be subject to commutation, encumbrance, or the claims of Funk's creditors, and any attempt to do any of the foregoing shall be void.

     (e)  Indemnification: The Company shall indemnify Funk to the extent and in
          ---------------
the manner the Company provides indemnification for its other officers and directors under the Bylaws of the Company and the Delaware Corporation Law.

     (f)  Severability:  In the event that any term of condition contained in
          ------------
this Agreement shall, for any reason, be held by a court of competent jurisdiction to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not effect any other term or condition of this Agreement, but this Agreement shall be construed as if such invalid or illegal or unenforceable term or condition had never been contained herein.

     (g)  Headings:  The headings in this Agreement are solely for the
          --------
convenience of reference and shall be given no effect in the construction or interpretation of this Agreement.


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     (h)  Notices:  Any notices to be given hereunder by any party to another
          -------
party may be effected by personal delivery in writing or by mail, registered or certified, postage prepaid with return receipt requested. Mailed notices shall be addressed to the parties at the addresses indicated at the end of this Agreement, but each party may change his or its address by written notice in accordance with this Section. Notices delivered personally shall be deemed communicated as of actual receipt; mailed notices shall be deemed communicated as of five (5) days after mailing.

     (i)  Attorneys' Fees and Costs:  If any action at law or in equity, or any
          -------------------------
arbitration proceeding, is brought to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorneys' fees, costs and necessary disbursements in addition to any other remedies to which he or it may be entitled.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement effective on the date first above written.

                                 UNITED NATURAL FOODS, INC.

                                 By: /s/ Norman Cloutier
                                     ------------------------------
                                         President

                                 MOUNTAIN PEOPLE'S WAREHOUSE
                                 INCORPORATED

                                 By: /s/ Michael S. Funk, President
                                     ------------------------------


                                 /s/ Michael S. Funk
                                 ----------------------------------
                                 Michael S. Funk

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